UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1 )
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2011
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona	85004

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Cavco Industries, Inc. (“Cavco”) is filing this Amendment No. 1 to the Current Report on Form 8-K filed on April 28, 2011, to include Item 9.01 (a) Financial Statements of Business Acquired and Item 9.01 (b) Pro Forma Financial Information.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
(1)	The consolidated balance sheets of Palm Harbor Homes, Inc., a Florida corporation, and its subsidiaries (“Palm Harbor”) as of March 26, 2010 and March 27, 2009 and the consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended March 26, 2010, and the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.
(2)	The unaudited consolidated condensed balance sheet of Palm Harbor as of December 24, 2010 and the unaudited consolidated condensed statements of operations, shareholders’ equity and cash flows for the nine months ended December 24, 2010 and December 25, 2009 and the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.
The consolidated balance sheets of Palm Harbor as of March 26, 2010 and March 27, 2009 and the consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended March 26, 2010, and the notes related thereto, provided in this filing were previously audited and included in Palm Harbor’s Form 10-K for the year ended March 26, 2010. However, Palm Harbor’s auditor has not been able to perform its customary procedures to its satisfaction to enable it to consent to the inclusion of its prior audit report in this filing due to the untimely and limited cooperation of Palm Harbor and the bankruptcy estate of Palm Harbor towards the completion of those procedures. Accordingly, (i) these financial statements should be considered unaudited, preliminary and subject to change (ii) this filing is incomplete, and (iii) these financial statements are not presented in accordance with Regulation S-X of the rules and regulations of the United States Securities and Exchange Commission. Cavco is continuing to work with Palm Harbor, the bankruptcy estate of Palm Harbor, Palm Harbor’s auditor and the Securities and Exchange Commission to resolve this situation.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements of Cavco and Palm Harbor as of and for the nine months ended December 31, 2010 and for the year ended March 31, 2010 are filed as Exhibit 99.3 hereto and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description

99.1
The consolidated balance sheets of Palm Harbor as of March 26, 2010 and March 27, 2009 and the consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended March 26, 2010, and the notes related thereto.

99.2
The unaudited consolidated condensed balance sheet of Palm Harbor as of December 24, 2010 and the unaudited consolidated condensed statements of operations, shareholders’ equity and cash flows for the nine months ended December 24, 2010 and December 25, 2009 and the notes related thereto.

99.3
Unaudited pro forma condensed combined financial statements of Cavco and Palm Harbor as of and for the nine months ended December 31, 2010 and for the year ended March 31, 2010 that give effect to the acquisition of Palm Harbor.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ James P. Glew
	Name:	James P. Glew
	Title:	Secretary
Date: July 8, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1
The consolidated balance sheets of Palm Harbor as of March 26, 2010 and March 27, 2009 and the consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended March 26, 2010, and the notes related thereto.

99.2
The unaudited consolidated condensed balance sheet of Palm Harbor as of December 24, 2010 and the unaudited consolidated condensed statements of operations, shareholders’ equity and cash flows for the nine months ended December 24, 2010 and December 25, 2009 and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial statements of Cavco and Palm Harbor as of and for the nine months ended December 31, 2010 and for the year ended March 31, 2010.